SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 1997


                             UNITED AUTO GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               1-12297                       22-3086739
         (State or other      (Commission File Number)      (I.R.S. Employer
          jurisdiction of                                    Identification No.)
          incorporation)



        375 Park Avenue, New York, New York               10152
              (Address of principal                     (Zip Code)
               executive offices)


                                 (212) 223-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. Other Events.

     On September 12, 1997, United Auto Group, Inc. issued a press release announcing the private placement of $50.0 million aggregate principal amount of Senior Subordinated Notes due 2007, Series B in a transaction under Rule 144A of the Securities Act of 1933, as amended. This current report on Form 8-K is being filed for the sole purpose of filing the press release, attached hereto as exhibit 99.1


ITEM 7.  Financial Statements and Exhibits.

  (a) Financial  Statements of Businesses  Acquired:  N/A
  (b) Pro Forma  Financial Information: N/A
  (c) Exhibits:

     99.1 Press Release relating to the private placement of $50.0 million aggregate principal amount of Senior Subordinated Notes due 2007, Series B in a transaction under Rule 144A of the Securities Act of 1933, as amended, issued September 12, 1997.


















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



                                  EXHIBIT INDEX



Exhibit No.      Document

 99.1 Press Release relating to the private placement of $50.0 million aggregate principal amount of Senior Subordinated Notes due 2007, Series B in a transaction under Rule 144A of the Securities Act of 1933, as amended, issued September 12, 1997.















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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     UNITED AUTO GROUP, INC.



 DATE: September 24, 1997                      By: /s/ Philip N. Smith, Jr.
                                                  ----------------------------
                                                       Philip N. Smith, Jr.
                                                       Senior Vice President and
                                                       General Counsel















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